UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2022
Annual Report
to Shareholders
DWS Global Macro Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
32	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
51	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
65	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Macro Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global Macro Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, a rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. The longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation. Overall, we believe a diversified and balanced portfolio may help mitigate portfolio volatility during this uncertain economic and market cycle.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global Macro Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Investment Process
Portfolio management constructs the Fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team’s broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors, as well as position sizing are important features of the strategic allocation process. Selection of investments is then made using bottom-up fundamental analysis.
DWS Global Macro Fund returned –8.97% during the 12-month period that ended on October 31, 2022, underperforming the 0.78% return of the ICE BofA 3-Month U.S. Treasury Bill Index. Since the Fund is not managed to a specific benchmark, the index return is provided for reference purposes only.
The Fund outperformed the –14.68% return of its Morningstar peer group, Tactical Allocation, in the 12-month period.
The Fund generated a positive absolute return in each of the four full calendar years since the current team began managing the portfolio in mid-2017. In addition, our multi-faceted strategy helped the Fund sidestep the full impact of the weakness in the equity and fixed-income markets over the past 12 months. We believe this helps illustrate the potential merits of our disciplined approach and focus on risk management.

DWS Global Macro Fund	|	5

Market Overview
The world financial markets performed poorly during the reporting period. Inflation remained a persistent concern, fueled by ongoing stresses in global supply chains and rising energy prices. The price pressures led the U.S. Federal Reserve (Fed) to end its quantitative easing program and raise interest rates by a total of three percentage points, and other central banks enacted rate hikes of their own. What’s more, the Fed appeared set to continue raising rates until inflation showed signs of returning closer to its longer-term target of 2%. Rising rates, in turn, fostered concerns about slowing economic growth and a concurrent decline in corporate earnings.
Geopolitical factors played a role in the markets’ weak return, as well. Russia’s invasion of Ukraine, which was followed by sanctions from the West, was a significant headwind for sentiment. China was also a source of concern. The nation’s government continued to put regulatory pressure on its technology companies, and it maintained a zero-COVID policy that proved to be a large hinderance to growth.
“We remained committed to an active, diversified strategy designed to capitalize on opportunities and avoid risks as appropriate.”
In combination, these developments depressed corporate earnings estimates and led to a compression of valuations in the equity market. While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were particularly weak. On the other hand, the energy sector and resource-heavy nations held up well in the downturn thanks to the robust rally in crude oil prices.
All major fixed-income categories finished in the red, with bonds experiencing one of their worst stretches of performance in history. The yield on the two-year U.S. Treasury note rose from 0.48% at the beginning of the period to 4.51% by the end of October 2022, while the 10-year yield climbed from 1.55% to 4.10%. Longer-term bonds, domestic investment-grade corporates, and emerging markets debt were especially poor performers.

6	|	DWS Global Macro Fund

Fund Performance
The weakness in the Fund’s equity portfolio was the primary driver of its negative absolute return in the 12-month period. Holdings in the information technology and communication services sectors, in particular, experienced sizable declines. We reduced the Fund’s overall equity exposure (which includes its stock positions and hedging activities) over the course of the year in response to rising risks. We took down its weightings across all sectors except real estate, which was unchanged, and financials, where the portfolio’s weighting increased.
We continued to hedge a portion of the Fund’s equity position, through the use of futures, in light of the elevated risks facing the world economy. This aspect of our strategy contributed to performance and helped cushion the impact of heightened market volatility. We also benefited from our practice of hedging the currency exposure of the Fund’s European holdings back into U.S. dollars through the use of derivatives, which enabled us to avoid the adverse effect of the falling euro.
The Fund’s fixed-income portfolio had a slightly positive impact on results, which represented a very favorable outcome given the large downturn in the bond market. While our bond holdings experienced negative price performance, we offset this from our decision to maintain a negative duration (interest-rate sensitivity) via short positions U.S. Treasury futures. (Short positions rise in value when the price of the underlying security declines.) With this said, we increased duration from its intra-period low of -1.0 years to -0.14 years at the end of October 2022. We accomplished this by adding holdings in short-term U.S. Treasuries and reducing the extent of the portfolio’s short positions in longer-term issues. We believed short-term Treasuries offered a favorable risk/reward profile given that one-year yields topped 4% late in the period.
The Fund’s allocation to gold, which it achieved through an investment in the exchange-traded fund SPDR Gold MiniShares Trust, detracted from results. The metal performed well until early March 2022, but it reversed course and closed the period in negative territory. Since gold pays no yield, it was vulnerable to the rising-rate environment.
The Fund continued to hold a sizable weighting in cash. While much of this position existed to finance holdings in derivatives, we also wanted to have some cash on hand to take advantage of market volatility. Given the

DWS Global Macro Fund	|	7

weakness in risk assets, holding cash in lieu of other investments contributed to absolute returns.
Outlook and Positioning
We retained a cautious outlook at the close of the period in response to the large number of risks that continued to weigh on markets. Slowing growth in the United States, a nascent recession in Europe, and China’s ongoing zero-COVID policy all represented key headwinds for risk assets, as did the possibility of additional geopolitical disruptions. Still, our discussions with corporate management teams demonstrated less pessimism about the growth outlook than we have heard from economists, which would indicate that the economic picture may be somewhat brighter than recent headlines would suggest.
We are also encouraged that the Fed has increased its projection for the terminal interest rate (i.e., the point where it likely pauses hiking) above 4.5%. We believe this is more in line with the economic backdrop than the relatively conservative guidance the Fed has provided for much of 2022. We see this as an indication that the extent of future tightening now may be largely known, which would be a positive for the markets. Still, we continue to avoid most longer-duration assets (those with cash flows further in the future) on the belief their yields don’t provide adequate compensation for the added risk. As always, we remained committed to an active, diversified strategy designed to capitalize on opportunities and avoid risks as appropriate.
Portfolio Management Team
Henning Potstada, Head of Investment Strategy Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2006.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2008.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Stefan Flasdick, Portfolio Manager Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he

8	|	DWS Global Macro Fund

served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank/Credit Lyonnais.
Fabian Degen, CFA, Portfolio Manager Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 2007.
—Portfolio Manager and Analyst: New York.
—Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
The Morningstar Tactical Allocation category consists of portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments. The average category returns for the one-, five- and 10-year periods that ended on October 31, 2022 were –14.68%, 2.98%, and 4.52%, respectively.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

DWS Global Macro Fund	|	9

Performance SummaryOctober 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–8.97%	1.84%	5.05%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.20%	0.64%	4.43%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	1.16%	0.70%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–9.57%	1.07%	4.27%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–9.57%	1.07%	4.27%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	1.16%	0.70%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–9.21%	1.58%	4.80%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	1.16%	0.70%

Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/22
No Sales Charges	–8.67%	1.21%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	0.75%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–8.70%	2.07%	5.26%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	1.16%	0.70%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–8.78%	2.08%	5.31%
ICE BofA 3-Month U.S. Treasury Bill Index †	0.78%	1.16%	0.70%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from

10	|	DWS Global Macro Fund

performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 16, 2022 are 1.30%, 2.04%, 1.72%, 0.96%, 1.06% and 0.94% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to May 8, 2017, the Fund had a different management team and operated with a different investment strategy. Prior to July 12, 2013, the Fund had a sub-advisor and a different management team and operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect. Please see the prospectus for details.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.

DWS Global Macro Fund	|	11

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on July 1, 2019.
†
ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
10/31/22	$9.63	$9.02	$9.28	$9.44	$9.40	$9.42
10/31/21	$10.76	$10.07	$10.37	$10.54	$10.49	$10.53
Distribution Information as of 10/31/22
Income Dividends, Twelve Months	$.17	$.09	$.14	$.19	$.18	$.19

12	|	DWS Global Macro Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	10/31/22	10/31/21
Common Stocks	42%	56%
U.S. Treasury Obligations	21%	6%
Cash and Cash Equivalents	21%	22%
Corporate Bonds	6%	4%
Gold Exchange-Traded Funds	4%	4%
Sovereign Bonds	4%	4%
Equity Exchange-Traded Funds	—	2%
Fixed Income Exchange-Traded Funds	—	1%
Futures Contracts Equity	(6%)	(18%)
Futures Contracts Fixed Income	(9%)	(6%)

Sector Diversification (As a % of Common Stocks and Corporate Bonds)	10/31/22	10/31/21
Health Care	24%	17%
Communication Services	18%	19%
Information Technology	17%	16%
Financials	16%	9%
Industrials	7%	7%
Consumer Staples	6%	6%
Utilities	5%	9%
Materials	3%	7%
Consumer Discretionary	2%	9%
Real Estate	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/22	10/31/21
United States	53%	36%
Germany	19%	21%
France	10%	14%
Japan	4%	3%
Switzerland	3%	6%
Netherlands	3%	3%
United Kingdom	2%	5%
Australia	2%	—
Taiwan	1%	3%
Oman	—	2%
Other	3%	7%
	100%	100%

DWS Global Macro Fund	|	13

Five Largest Equity Holdings at October 31, 2022 (8.7% of Net Assets)	Country	Percent
1AXA SA	France	2.0%
Offers insurance products and retail banking products and services
2Deutsche Telekom AG	Germany	1.7%
Integrated telecommunications company
3Microsoft Corp.	United States	1.7%
Develops, manufactures, licenses, sells and supports software products
4Alphabet, Inc.	United States	1.7%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
5E.ON SE	Germany	1.6%
Distributor of electricity to commercial and residential customers

Five Largest Fixed-Income Long-Term Securities at October 31, 2022 (15.3% of Net Assets)	Country	Percent
1U.S. Treasury Note	United States	5.0%
2.50%, 4/30/2024
2U.S. Treasury Note	United States	3.0%
0.375%, 7/15/2024
3U.S. Treasury Note	United States	2.5%
0.125%, 11/30/2022
4U.S. Treasury Note	United States	2.4%
0.125%, 5/15/2023
5U.S. Treasury Note	United States	2.4%
0.125%, 8/31/2023
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

14	|	DWS Global Macro Fund

Investment Portfolioas of October 31, 2022

	Shares	Value ($)
Common Stocks 42.5%
France 7.3%
Alstom SA	44,223	910,216
AXA SA	160,269	3,962,056
BNP Paribas SA	48,121	2,262,150
Bureau Veritas SA	19,969	493,977
Danone SA	24,844	1,233,960
EssilorLuxottica SA	5,304	838,719
Euroapi SA*	828	14,504
Orange SA	175,361	1,669,764
Sanofi	26,688	2,294,030
Veolia Environnement SA	39,607	883,656
(Cost $16,587,767)		14,563,032
Germany 10.4%
Bayer AG (Registered)	55,680	2,930,072
Deutsche Post AG (Registered)	35,089	1,244,148
Deutsche Telekom AG (Registered)	182,369	3,448,358
E.ON SE	386,136	3,232,808
Evonik Industries AG	71,262	1,312,363
Infineon Technologies AG	85,737	2,088,214
ING Groep NV	208,920	2,057,143
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,329	1,669,318
ProSiebenSat.1 Media SE	21,393	145,243
Volkswagen AG (Preference)	9,038	1,155,643
Vonovia SE	68,716	1,521,172
(Cost $23,796,013)		20,804,482
Ireland 1.0%
Medtronic PLC (a) (Cost $2,409,368)	22,896	1,999,737
Italy 0.3%
Enel SpA (Cost $1,257,754)	139,417	622,825
Japan 2.8%
Daikin Industries Ltd.	4,900	734,774
FANUC Corp.	2,100	276,553
Keyence Corp.	1,500	565,028
Panasonic Holdings Corp.	104,600	747,972
Secom Co., Ltd.	7,500	428,139
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	15

	Shares	Value ($)
Takeda Pharmaceutical Co., Ltd.	80,000	2,109,149
Yaskawa Electric Corp.	23,000	637,985
(Cost $7,383,032)		5,499,600
Korea 0.5%
Samsung Electronics Co., Ltd. (Cost $1,115,300)	23,670	985,640
Netherlands 2.0%
ASML Holding NV	4,775	2,255,146
Koninklijke Ahold Delhaize NV	57,444	1,604,677
Koninklijke Philips NV	16,505	208,756
(Cost $5,267,824)		4,068,579
Switzerland 2.1%
Nestle SA (Registered)	6,339	689,388
Novartis AG (Registered)	20,602	1,665,615
Roche Holding AG (Genusschein)	4,994	1,655,716
Siemens Energy AG*	14,532	169,627
(Cost $3,625,163)		4,180,346
Taiwan 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $507,370)	66,000	793,805
United Kingdom 1.8%
Allfunds Group PLC	9,269	58,625
Linde PLC* (a)	4,692	1,395,166
Smith & Nephew PLC	48,000	567,294
Vodafone Group PLC	1,403,167	1,636,787
(Cost $4,660,809)		3,657,872
United States 13.9%
Activision Blizzard, Inc.	29,899	2,176,647
Alphabet, Inc. “A” *	35,880	3,391,019
Amgen, Inc.	4,756	1,285,785
AT&T, Inc.	88,920	1,621,012
Intel Corp.	34,137	970,515
Johnson & Johnson	13,413	2,333,460
JPMorgan Chase & Co.	19,359	2,436,911
Microsoft Corp.	14,850	3,447,130
PayPal Holdings, Inc.*	31,048	2,594,992
Pfizer, Inc.	44,618	2,076,968
Pinterest, Inc. “A” *	58,735	1,444,881
TE Connectivity Ltd.	8,479	1,036,388
Texas Instruments, Inc.	5,071	814,555
The accompanying notes are an integral part of the financial statements.

16	|	DWS Global Macro Fund

	Shares	Value ($)
Union Pacific Corp.	2,147	423,259
Warner Bros Discovery, Inc.*	123,764	1,608,925
(Cost $26,664,050)		27,662,447
Total Common Stocks (Cost $93,274,450)		84,838,365

	Principal Amount ($) (b)		Value ($)
Bonds 31.1%
Australia 1.7%
Australia Government Bond, REG S, 0.25%, 11/21/2024 (Cost $4,074,871)	AUD	5,645,000	3,398,033
Germany 3.4%
KFW Government Guarantee, REG S, 0.125%, 5/16/2023		3,485,000	3,402,416
Kreditanstalt fuer Wiederaufbau, 0.25%, 10/19/2023		3,485,000	3,339,815
(Cost $6,953,608)			6,742,231
Norway 0.7%
Norway Government Bond, Series 475, REG S, 144A, 2.0%, 5/24/2023 (Cost $1,494,456)	NOK	13,708,000	1,310,891
Turkey 0.1%
Republic of Turkey:
3.25%, 6/14/2025	EUR	200,000	183,123
7.375%, 2/5/2025		80,000	78,514
(Cost $293,466)			261,637
United States 25.2%
AbbVie, Inc., 2.95%, 11/21/2026		3,000,000	2,739,689
Anheuser-Busch InBev Worldwide, Inc., 4.0%, 4/13/2028		170,000	160,626
Coty, Inc.:
REG S, 4.75%, 4/15/2026	EUR	1,151,000	989,604
144A, 6.5%, 4/15/2026 (c)		1,136,000	1,081,813
DISH DBS Corp., 7.75%, 7/1/2026		40,000	33,752
Howmet Aerospace, Inc., 5.125%, 10/1/2024		1,540,000	1,520,750
Netflix, Inc.:
4.625%, 5/15/2029	EUR	185,000	177,839
6.375%, 5/15/2029		100,000	101,988
U.S. Treasury Notes:
0.125%, 11/30/2022		5,000,000	4,986,158
0.125%, 5/15/2023		5,000,000	4,883,398
0.125%, 8/31/2023 (d)		5,000,000	4,812,891
0.375%, 7/15/2024		6,500,000	6,053,633
0.875%, 9/30/2026		5,000,000	4,377,734
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	17

	Principal Amount ($) (b)	Value ($)
2.375%, 5/15/2029 (e)	4,000,000	3,580,625
2.5%, 4/30/2024	10,267,200	9,950,361
2.75%, 4/30/2023	4,000,000	3,969,062
VeriSign, Inc., 5.25%, 4/1/2025	300,000	297,132
Verizon Communications, Inc., 2.625%, 8/15/2026	800,000	727,578
(Cost $52,906,042)		50,444,633
Total Bonds (Cost $65,722,443)		62,157,425

	Shares	Value ($)
Exchange-Traded Funds 4.4%
SPDR Gold MiniShares Trust * (c) (Cost $10,028,915)	273,250	8,856,033
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.93% (f) (g) (Cost $2,515,670)	2,515,670	2,515,670
Cash Equivalents 18.4%
DWS Central Cash Management Government Fund, 3.0% (f) (Cost $36,717,792)	36,717,792	36,717,792

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $208,259,270)	97.7	195,085,285
Other Assets and Liabilities, Net	2.3	4,669,405
Net Assets	100.0	199,754,690
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Macro Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2022 are as follows:
Value ($) at 10/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2022	Value ($) at 10/31/2022
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.93% (f) (g)
2,897,670	—	382,000 (h)	—	—	53,541	—	2,515,670	2,515,670
Cash Equivalents 18.4%
DWS Central Cash Management Government Fund, 3.0% (f)
47,885,794	98,102,487	109,270,489	—	—	356,118	—	36,717,792	36,717,792
50,783,464	98,102,487	109,652,489	—	—	409,659	—	39,233,462	39,233,462

*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	Principal amount stated in U.S. dollars unless otherwise noted.
(c)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at October 31, 2022 amounted to $2,436,764, which is 1.2% of net assets.

(d)	At October 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e)	At October 31, 2022, this security has been pledged, in whole or in part, as collateral for open forward foreign currency exchange contracts.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

S&P: Standard & Poor’s
SPDR: Standard & Poor’s Depositary Receipt
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	19

At October 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
TOPIX Index	JPY	12/8/2022	36	4,615,511	4,662,968	47,457
At October 31, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/20/2022	52	6,128,554	5,750,875	377,679
DAX Index	EUR	12/16/2022	27	8,957,093	8,864,674	92,419
EURO-BOBL	EUR	12/8/2022	14	1,699,947	1,655,694	44,253
EURO-BUND	EUR	12/8/2022	80	11,482,200	10,945,063	537,137
S&P 500 E-Mini Index	USD	12/16/2022	37	7,640,126	7,183,550	456,576
Total unrealized appreciation						1,508,064

At October 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	41,332,908	USD	41,698,361	11/30/2022	764,162	JPMorgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,398,436	CHF	3,343,692	11/30/2022	(48,425)	JPMorgan Chase Securities, Inc.
USD	5,780,241	NOK	59,117,507	11/30/2022	(88,340)	Brown Brothers Harriman & Co.
USD	525,077	AUD	810,107	11/30/2022	(6,449)	Citigroup, Inc.
Total unrealized depreciation					(143,214)
Currency Abbreviation(s)

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Macro Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
France	$ —	$ 14,563,032	$—	$ 14,563,032
Germany	—	20,804,482	—	20,804,482
Ireland	1,999,737	—	—	1,999,737
Italy	—	622,825	—	622,825
Japan	—	5,499,600	—	5,499,600
Korea	—	985,640	—	985,640
Netherlands	—	4,068,579	—	4,068,579
Switzerland	—	4,180,346	—	4,180,346
Taiwan	—	793,805	—	793,805
United Kingdom	1,395,166	2,262,706	—	3,657,872
United States	27,662,447	—	—	27,662,447
Bonds (a)	—	62,157,425	—	62,157,425
Exchange-Traded Funds	8,856,033	—	—	8,856,033
Short-Term Investments (a)	39,233,462	—	—	39,233,462
Derivatives (b)
Futures Contracts	1,555,521	—	—	1,555,521
Forward Foreign Currency Contracts	—	764,162	—	764,162
Total	$80,702,366	$116,702,602	$—	$197,404,968

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$ —	$ (143,214)	$—	$ (143,214)
Total	$—	$(143,214)	$—	$(143,214)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	21

Statement of Assets and Liabilities
as of October 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $169,025,808) — including $2,436,764 of securities loaned	$ 155,851,823
Investment in DWS Government & Agency Securities Portfolio (cost $2,515,670)*	2,515,670
Investment in DWS Central Cash Management Government Fund (cost $36,717,792)	36,717,792
Cash	44
Foreign currency, at value (cost $5,820,245)	5,343,925
Receivable for investments sold	1,346,208
Receivable for Fund shares sold	16,802
Dividends receivable	121,587
Interest receivable	242,228
Receivable for variation margin on futures contracts	233,574
Unrealized appreciation on forward foreign currency contracts	764,162
Foreign taxes recoverable	329,369
Other assets	17,705
Total assets	203,500,889
Liabilities
Payable upon return of securities loaned	2,515,670
Payable for investments purchased	452,586
Payable for Fund shares redeemed	372,530
Unrealized depreciation on forward foreign currency contracts	143,214
Accrued management fee	55,217
Accrued Directors' fees	2,485
Other accrued expenses and payables	204,497
Total liabilities	3,746,199
Net assets, at value	$199,754,690
Net Assets Consist of
Distributable earnings (loss)	(5,668,197)
Paid-in capital	205,422,887
Net assets, at value	$199,754,690
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Macro Fund

Statement of Assets and Liabilities as of October 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($35,376,214 ÷ 3,675,059 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.63
Maximum offering price per share (100 ÷ 94.25 of $9.63)	$ 10.22
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($1,928,174 ÷ 213,845 shares of capital stock outstanding, $.01 par value,
50,000,000 shares authorized)
$ 9.02
Class R
Net Asset Value, offering and redemption price per share ($134,676 ÷ 14,513 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.28
Class R6
Net Asset Value, offering and redemption price per share ($21,316 ÷ 2,258 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.44
Class S
Net Asset Value, offering and redemption price per share ($83,715,209 ÷ 8,908,337 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.40
Institutional Class
Net Asset Value, offering and redemption price per share ($78,579,101 ÷ 8,339,476 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.42
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	23

Statement of Operations
for the year ended October 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $359,146)	$ 3,314,647
Interest	911,453
Income distributions — DWS Central Cash Management Government Fund	356,118
Securities lending income, net of borrower rebates	53,541
Total income	4,635,759
Expenses:
Management fee	1,325,742
Administration fee	214,328
Services to shareholders	329,176
Distribution and service fees	120,531
Custodian fee	18,674
Professional fees	121,074
Reports to shareholders	35,753
Registration fees	91,656
Directors' fees and expenses	11,766
Other	35,051
Total expenses before expense reductions	2,303,751
Expense reductions	(419,331)
Total expenses after expense reductions	1,884,420
Net investment income	2,751,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,674,071)
Futures	7,161,412
Forward foreign currency contracts	6,356,015
Foreign currency	(237,572)
9,605,784
Change in net unrealized appreciation (depreciation) on:
Investments	(34,912,471)
Futures	2,131,153
Forward foreign currency contracts	441,446
Foreign currency	(347,994)
(32,687,866)
Net gain (loss)	(23,082,082)
Net increase (decrease) in net assets resulting from operations	$ (20,330,743)
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Macro Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 2,751,339	$ 2,539,241
Net realized gain (loss)	9,605,784	5,629,161
Change in net unrealized appreciation (depreciation)	(32,687,866)	16,832,777
Net increase (decrease) in net assets resulting from operations	(20,330,743)	25,001,179
Distributions to shareholders:
Class A	(656,461)	(349,418)
Class T	(194)	(99)
Class C	(22,477)	(8,896)
Class R	(2,474)	(1,341)
Class R6	(784)	(534)
Class S	(1,703,817)	(1,079,965)
Institutional Class	(1,646,405)	(705,626)
Total distributions	(4,032,612)	(2,145,879)
Fund share transactions:
Proceeds from shares sold	27,651,815	65,062,006
Reinvestment of distributions	3,888,485	2,061,085
Payments for shares redeemed	(40,299,133)	(38,562,318)
Net increase (decrease) in net assets from Fund share transactions	(8,758,833)	28,560,773
Increase (decrease) in net assets	(33,122,188)	51,416,073
Net assets at beginning of period	232,876,878	181,460,805
Net assets at end of period	$199,754,690	$232,876,878

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	25

Financial Highlights
DWS Global Macro Fund — Class A
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.76	$9.54	$10.16	$10.15	$9.92
Income (loss) from investment operations:
Net investment income[a]	.11	.11	.12	.17	.15
Net realized and unrealized gain (loss)	(1.07)	1.20	(.42)	.44	.08
Total from investment operations	(.96)	1.31	(.30)	.61	.23
Less distributions from:
Net investment income	(.17)	(.09)	(.32)	(.42)	—
Net realized gains	—	—	—	(.18)	—
Total distributions	(.17)	(.09)	(.32)	(.60)	—
Net asset value, end of period	$9.63	$10.76	$9.54	$10.16	$10.15
Total Return (%)[b,c]	(8.97)	13.74	(3.03)	6.65	2.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	43	38	10	10
Ratio of expenses before expense reductions (%)	1.27	1.28	1.32	2.08	2.58
Ratio of expenses after expense reductions (%)	1.04	.97	1.16	1.30	1.02
Ratio of net investment income (%)	1.04	1.03	1.21	1.76	1.49
Portfolio turnover rate (%)	40	43	136	41	80

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Macro Fund

DWS Global Macro Fund — Class C
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.07	$8.94	$9.48	$9.48	$9.34
Income (loss) from investment operations:
Net investment income[a]	.03	.03	.04	.09	.07
Net realized and unrealized gain (loss)	(.99)	1.11	(.39)	.41	.07
Total from investment operations	(.96)	1.14	(.35)	.50	.14
Less distributions from:
Net investment income	(.09)	(.01)	(.19)	(.32)	—
Net realized gains	—	—	—	(.18)	—
Total distributions	(.09)	(.01)	(.19)	(.50)	—
Net asset value, end of period	$9.02	$10.07	$8.94	$9.48	$9.48
Total Return (%)[b,c]	(9.57)	12.79	(3.75)	5.85	1.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	7	2	2
Ratio of expenses before expense reductions (%)	2.04	2.02	2.03	2.82	3.32
Ratio of expenses after expense reductions (%)	1.78	1.72	1.92	2.05	1.77
Ratio of net investment income (%)	.31	.31	.45	1.02	.74
Portfolio turnover rate (%)	40	43	136	41	80

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	27

DWS Global Macro Fund — Class R
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.37	$9.20	$9.77	$9.77	$9.57
Income (loss) from investment operations:
Net investment income[a]	.07	.08	.09	.14	.11
Net realized and unrealized gain (loss)	(1.02)	1.15	(.39)	.42	.09
Total from investment operations	(.95)	1.23	(.30)	.56	.20
Less distributions from:
Net investment income	(.14)	(.06)	(.27)	(.38)	—
Net realized gains	—	—	—	(.18)	—
Total distributions	(.14)	(.06)	(.27)	(.56)	—
Net asset value, end of period	$9.28	$10.37	$9.20	$9.77	$9.77
Total Return (%)[b]	(9.21)	13.37	(3.20)	6.35	2.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.2	.3	.4
Ratio of expenses before expense reductions (%)	1.66	1.70	1.68	2.45	2.80
Ratio of expenses after expense reductions (%)	1.28	1.22	1.43	1.53	1.27
Ratio of net investment income (%)	.75	.82	.96	1.51	1.13
Portfolio turnover rate (%)	40	43	136	41	80

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Macro Fund

DWS Global Macro Fund — Class R6
	Years Ended October 31,			Period Ended
	2022	2021	2020	10/31/19[a]
Selected Per Share Data
Net asset value, beginning of period	$10.54	$9.36	$9.98	$9.70
Income (loss) from investment operations:
Net investment income[b]	.14	.13	.14	.05
Net realized and unrealized gain (loss)	(1.05)	1.16	(.40)	.23
Total from investment operations	(.91)	1.29	(.26)	.28
Less distributions from:
Net investment income	(.19)	(.11)	(.36)	—
Net asset value, end of period	$9.44	$10.54	$9.36	$9.98
Total Return (%)[c]	(8.67)	13.84	(2.70)	2.89*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	21	50	44	10
Ratio of expenses before expense reductions (%)	.96	.94	.99	1.82**
Ratio of expenses after expense reductions (%)	.78	.72	.91	.98**
Ratio of net investment income (%)	1.38	1.29	1.46	1.55**
Portfolio turnover rate (%)	40	43	136	41[d]

[a]	For the period from July 1, 2019 (commencement of operations) to October 31, 2019.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2019.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	29

DWS Global Macro Fund — Class S
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.49	$9.32	$9.95	$9.93	$9.69
Income (loss) from investment operations:
Net investment income[a]	.13	.12	.14	.20	.17
Net realized and unrealized gain (loss)	(1.04)	1.16	(.40)	.43	.07
Total from investment operations	(.91)	1.28	(.26)	.63	.24
Less distributions from:
Net investment income	(.18)	(.11)	(.37)	(.43)	—
Net realized gains	—	—	—	(.18)	—
Total distributions	(.18)	(.11)	(.37)	(.61)	—
Net asset value, end of period	$9.40	$10.49	$9.32	$9.95	$9.93
Total Return (%)[b]	(8.70)	13.75	(2.72)	7.04	2.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	102	96	5	5
Ratio of expenses before expense reductions (%)	1.04	1.04	1.07	1.86	2.32
Ratio of expenses after expense reductions (%)	.81	.82	.92	.94	.82
Ratio of net investment income (%)	1.27	1.18	1.43	2.12	1.72
Portfolio turnover rate (%)	40	43	136	41	80

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Macro Fund

DWS Global Macro Fund — Institutional Class
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.53	$9.34	$9.97	$9.96	$9.72
Income (loss) from investment operations:
Net investment income[a]	.13	.14	.14	.20	.18
Net realized and unrealized gain (loss)	(1.05)	1.16	(.40)	.43	.06
Total from investment operations	(.92)	1.30	(.26)	.63	.24
Less distributions from:
Net investment income	(.19)	(.11)	(.37)	(.44)	—
Net realized gains	—	—	—	(.18)	—
Total distributions	(.19)	(.11)	(.37)	(.62)	—
Net asset value, end of period	$9.42	$10.53	$9.34	$9.97	$9.96
Total Return (%)[b]	(8.78)	13.97	(2.76)	6.98	2.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	84	39	16	8
Ratio of expenses before expense reductions (%)	.91	.92	1.00	1.67	2.17
Ratio of expenses after expense reductions (%)	.79	.72	.91	.97	.77
Ratio of net investment income (%)	1.33	1.32	1.46	2.10	1.84
Portfolio turnover rate (%)	40	43	136	41	80

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	31

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Macro Fund (the “Fund” ) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

32	|	DWS Global Macro Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

DWS Global Macro Fund	|	33

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange

34	|	DWS Global Macro Fund

rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of October 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

DWS Global Macro Fund	|	35

Remaining Contractual Maturity of the Agreements as of October 31, 2022

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Bonds	$ 689,920	$ —	$ —	$ —	$ 689,920
Exchange-Traded Funds	1,825,750	—	—	—	1,825,750
Total Borrowings	$ 2,515,670	$ —	$ —	$ —	$ 2,515,670
Gross amount of recognized liabilities for securities lending transactions:					$2,515,670
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships or trusts, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

36	|	DWS Global Macro Fund

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 7,809,284
Undistributed long-term capital gains	$ 2,149,759
Net unrealized appreciation (depreciation) on investments	$ (15,477,475)
At October 31, 2022, the aggregate cost of investments for federal income tax purposes was $210,610,618. The net unrealized depreciation for all investments based on tax cost was $15,477,475. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,032,908 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $21,510,383.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2022	2021
Distributions from ordinary income*	$ 4,032,612	$ 2,145,879

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains

DWS Global Macro Fund	|	37

and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2022, the Fund entered into futures as a substitute for direct investment in a particular asset class, for duration management, and for hedging purposes.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2022, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,663,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $34,400,000 to $56,243,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio

38	|	DWS Global Macro Fund

holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $41,698,000 to $64,375,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,704,000 to $18,284,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 596,452	$ 596,452
Interest Rate Contracts (a)	—	959,069	959,069
Foreign Exchange Contracts (b)	764,162	—	764,162
	$ 764,162	$ 1,555,521	$ 2,319,683
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

DWS Global Macro Fund	|	39

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (143,214)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 3,282,971	$ 3,282,971
Interest Rate Contracts (a)	—	3,878,441	3,878,441
Foreign Exchange Contracts (a)	6,356,015	—	6,356,015
	$6,356,015	$7,161,412	$13,517,427
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 1,289,373	$ 1,289,373
Interest Rate Contracts (a)	—	841,780	841,780
Foreign Exchange Contracts (a)	441,446	—	441,446
	$441,446	$2,131,153	$2,572,599
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of October 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A

40	|	DWS Global Macro Fund

reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$ 764,162	$ (48,425)	$ —	$ —	$ 715,737

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co.	$ 88,340	$ —	$ —	$ —	$ 88,340
Citigroup, Inc.	6,449	—	(6,449)	—	—
JPMorgan Chase Securities, Inc.	48,425	(48,425)	—	—	—
	$ 143,214	$ (48,425)	$ (6,449)	$ —	$ 88,340

(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.
Purchases and Sales of Securities
During the year ended October 31, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$49,045,911	$65,109,720
U.S. Treasury Obligations	$36,275,451	$4,007,643
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

DWS Global Macro Fund	|	41

contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a subadvisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund’s average daily net assets	.600%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%
Accordingly, for the year ended October 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from November 1, 2021 through January 31, 2022 (through February 28, 2023 for Class S shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.97%
Class T	.97%
Class C	1.72%
Class R	1.22%
Class R6	.72%
Class S	.81%
Institutional Class	.72%
Effective February 1, 2022 through February 28, 2023 (through September 30, 2022 for Class T shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating

42	|	DWS Global Macro Fund

expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class A	1.06%
Class T	1.06%
Class C	1.81%
Class R	1.31%
Class R6	.81%
Institutional Class	.81%
For the year ended October 31, 2022 (through September 30, 2022 for Class T shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 90,658
Class T	20
Class C	6,383
Class R	669
Class R6	73
Class S	216,615
Institutional Class	104,913
$ 419,331
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2022, the Administration Fee was $214,328, of which $16,393 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31,

DWS Global Macro Fund	|	43

2022 (through September 30, 2022 for Class T shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2022
Class A	$ 24,377	$ 4,039
Class T	24	2
Class C	1,159	190
Class R	158	27
Class R6	42	8
Class S	105,323	17,400
Institutional Class	880	149
	$ 131,963	$ 21,815
In addition, for the year ended October 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 42,008
Class C	3,482
Class R	380
Class S	68,194
Institutional Class	45,197
$ 159,261
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended October 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2022
Class C	$ 18,775	$ 1,215
Class R	437	28
	$ 19,212	$ 1,243
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up

44	|	DWS Global Macro Fund

to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2022 (through September 30, 2022 for Class T shares), the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2022	Annual Rate
Class A	$ 94,692	$ 15,398.24%
Class T	17	11.16%
Class C	6,173	842.25%
Class R	437	229.25%
	$ 101,319	$ 16,480
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2022 aggregated $1,149.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2022, the CDSC for Class C shares aggregated $41. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2022, DDI received $1,113 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,820, of which $892 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund

DWS Global Macro Fund	|	45

in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,051.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2022.
F.
Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2022, DWS Alternative Asset Allocation VIP held 15% of the total shares outstanding of the Fund.

46	|	DWS Global Macro Fund

G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	156,357	$ 1,614,007	476,591	$ 5,103,626
Class C	16,627	160,226	14,552	145,819
Class R	2,100	20,860	5,922	58,886
Class S	71,361	726,593	325,658	3,416,472
Institutional Class	2,454,959	25,130,129	5,368,875	56,337,203
		$ 27,651,815		$ 65,062,006
Shares issued to shareholders in reinvestment of distributions
Class A	58,443	$ 590,452	29,754	$ 312,577
Class T	20*	194*	9	99
Class C	2,375	22,477	905	8,738
Class R	252	2,474	133	1,341
Class R6	78	784	51	534
Class S	164,966	1,626,885	100,782	1,032,768
Institutional Class	166,647	1,645,219	68,096	705,028
		$ 3,888,485		$ 2,061,085
Shares redeemed
Class A	(524,463)	$ (5,378,334)	(526,538)	$ (5,567,667)
Class T	(1,163)*	(10,723)*	—	—
Class C	(117,670)	(1,136,397)	(512,950)	(5,106,103)
Class R	(9,826)	(98,201)	(5,551)	(55,890)
Class R6	(2,589)	(25,122)	—	—
Class S	(1,087,530)	(10,943,919)	(1,012,871)	(10,418,582)
Institutional Class	(2,276,149)	(22,706,437)	(1,656,252)	(17,414,076)
		$ (40,299,133)		$ (38,562,318)

DWS Global Macro Fund	|	47

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(309,663)	$ (3,173,875)	(20,193)	$ (151,464)
Class T	(1,143)*	(10,529)*	9	99
Class C	(98,668)	(953,694)	(497,493)	(4,951,546)
Class R	(7,474)	(74,867)	504	4,337
Class R6	(2,511)	(24,338)	51	534
Class S	(851,203)	(8,590,441)	(586,431)	(5,969,342)
Institutional Class	345,457	4,068,911	3,780,719	39,628,155
		$ (8,758,833)		$ 28,560,773

*	For the period from November 1, 2021 to September 30, 2022 (Class T liquidation date).
H.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

48	|	DWS Global Macro Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Global Macro Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Macro Fund (the “Fund” ) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended October 31, 2018 were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits,

DWS Global Macro Fund	|	49

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 20, 2022

50	|	DWS Global Macro Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022 to October 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global Macro Fund	|	51

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$956.90	$953.90	$955.70	$958.00	$958.40	$957.90
Expenses Paid per $1,000*	$5.23	$8.91	$6.46	$4.00	$4.00	$4.00
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$1,019.86	$1,016.08	$1,018.60	$1,021.12	$1,021.12	$1,021.12
Expenses Paid per $1,000*	$5.40	$9.20	$6.67	$4.13	$4.13	$4.13

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Global Macro Fund	1.06%	1.81%	1.31%	.81%	.81%	.81%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

52	|	DWS Global Macro Fund

Tax Information (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,940,000 as capital gain dividends for its year ended October 31, 2022.
For corporate shareholders, 14% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2022, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $4,000,000, or the maximum amount allowable under tax law, as qualified dividend income.
A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Global Macro Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Global Macro Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and DWS International GmbH (“DWS International” ), an affiliate of DIMA, in September 2022.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a

54	|	DWS Global Macro Fund

wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent

DWS Global Macro Fund	|	55

periods and continued to discuss with senior management of DIMA and DWS International the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2022. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

56	|	DWS Global Macro Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and

DWS Global Macro Fund	|	57

services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

58	|	DWS Global Macro Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

DWS Global Macro Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

60	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	67	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

DWS Global Macro Fund	|	61

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—

62	|	DWS Global Macro Fund

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

DWS Global Macro Fund	|	63

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

64	|	DWS Global Macro Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global Macro Fund	|	65

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 806	25156G 608	25156G 509
Fund Number	499	799	2399	559

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	DBITX	DBIWX
CUSIP Number	25156G 707	25156G 418
Fund Number	1501	1699

66	|	DWS Global Macro Fund

Notes

DGMF-2
(R-024957-13 12/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Global Macro Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$58,361	$0	$7,879	$0
2021	$61,433	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,879	$32,448	$0	$40,327
2021	$7,879	$487,049	$0	$494,928

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Macro Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2022